UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 15, 2008
CARBO CERAMICS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15903 (Commission File Number)	72-1100013 (IRS Employer Identification No.)

6565 MacArthur Boulevard, Suite 1050, Irving, TX	75039
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 401-0090
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 15, 2008, Article III, Section 1 of the Bylaws of CARBO Ceramics Inc. was amended to decrease the size of the Board of Directors from nine to eight directors. A copy of the text of the amendment is included as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(a) through (c) Not applicable.
(d) Exhibits:

Exhibit No.	Description
99.1	Text of Amendment to Bylaws
[Remainder of page intentionally left blank; signatures on following page.]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO Ceramics Inc.
By:	/s/ R. Sean Elliott
R. Sean Elliott
General Counsel, Corporate Secretary and Chief Compliance Officer

Dated: April 21, 2008